UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 22, 2009

OMEGA HEALTHCARE INVESTORS, INC.
(Exact name of registrant as specified in charter)

Maryland	1-11316	38-3041398
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 International Circle
 Suite 3500
Hunt Valley, Maryland 21030
(Address of principal executive offices / Zip Code)

(410) 427-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the Core Portfolio Closing (as defined in Item 2.01 below) under the previously reported Securities Purchase Agreement dated November 17, 2009 (the “Purchase Agreement”), among Omega Healthcare Investors, Inc. (“Omega”), CapitalSource Inc. (“CapitalSource”) and certain subsidiaries of CapitalSource, on December 22, 2009, Omega entered into the Option Agreement and Registration Rights Agreement contemplated by the Purchase Agreement.  The material terms of the Option Agreement and Registration Rights Agreement are described in Item 1.01 of Omega’s Current Report on Form 8-K filed on November 23, 2009, which is hereby incorporated by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 22, 2009, Omega purchased subsidiaries of CapitalSource (the “Acquired Subsidiaries”) owning 40 long term care facilities and an option (the “Option”) to purchase other CapitalSource subsidiaries (the “Option Subsidiaries”) owning 63 additional facilities for an aggregate purchase price of approximately $294.1 million, consisting of: (i) $184.2 million in cash; (ii) 2,714,959 shares of common stock of Omega (“Common Stock”), valued at $50.6 million under the Purchase Agreement; and (iii) assumption of $59.4 million of mortgage debt.  This purchase represents the initial closing (the “Core Portfolio Closing”) under the Purchase Agreement.

The 40 facilities owned by the Acquired Subsidiaries represent 5,264 available beds located in 12 states, and are part of 15 in-place triple net leases among 12 operators.  The 63 facilities owned by the Option Subsidiaries represent 6,529 available beds located in 19 states, and are part of 30 in-place triple net leases among 18 operators.

Omega used proceeds from its $100 million term loan (reported on Omega’s Current Report on Form 8-K filed December 23, 2009) and drew $90 million under its $200 million revolving senior secured credit facility (the “Credit Facility”) to fund the cash consideration paid at the Core Portfolio Closing.

The $59.4 million of debt assumed at the Core Portfolio Closing is payable to an affiliate of CapitalSource, currently bears interest at an annual rate of 6.8%, and matures December 31, 2011, which Omega may extend to December 31, 2012.  Interest, which is payable monthly, is calculated based on the one month LIBOR plus a spread of 2.3%, subject to a minimum one month LIBOR of 4.5%.  The aggregate amount of such mortgage debt represents six separate loans to 11 of the Acquired Subsidiaries (or to groups of such Acquired Subsidiaries).  These loans are secured by mortgages on the facilities, and security interests in the personal property, owned by such Acquired Subsidiaries, and will also be secured by a pledge of the equity interests in such Acquired Subsidiaries.  Omega has guaranteed the payment of these mortgage loans.  These mortgage loans may be prepaid at Omega’s option, in full but not in part, without premium or penalty.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 2.01 above, which is incorporated herein by reference, for a discussion of debt assumed and draws under the Credit Facility in connection with the Core Portfolio Closing.

Item 3.02	Unregistered Sales of Equity Securities.

On December 22, 2009, Omega issued 2,714,959 shares of Common Stock to an affiliate of CapitalSource in connection with the Core Portfolio Closing in reliance on the private placement exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 4(2) thereof.

Item 9.01	Financial Statements and Exhibits

(a) and (b)	Omega will file the financial statements and pro forma financial information required by Item 9.01 of Form 8-K within the prescribed period thereunder.

(c)	Not Applicable

(d)	Exhibits:

Exhibit No.	Description of Exhibit

10.1	Casablanca Option Agreement dated December 22, 2009 between CapitalSource Inc., CSE SLB LLC and Omega Healthcare Investors, Inc.

10.2
Registration Rights Agreement dated December 22, 2009 among Omega Healthcare Investors, Inc., CapitalSource Inc., CHR HUD Borrower LLC, CSE Mortgage LLC, CSE SLB LLC, CSE SNF Holding LLC and CapitalSource Healthcare REIT.

This Report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the purchase of the Acquired Subsidiaries and Option Subsidiaries, which are subject to numerous conditions, requirements, adjustments, options, assumptions, risks and uncertainties. All statements contained in this release that are not clearly historical in nature are forward-looking, and the words "anticipate," "assume," "intend," "believe," "expect," "estimate," "plan," "goal," "will," "continue," "should," and similar expressions are generally intended to identify forward-looking statements. All forward-looking statements (including statements regarding future transactions) involve risks, uncertainties and contingencies, many of which are beyond our control, which may cause actual results, performance or achievements to differ materially from anticipated results, performance or achievements. Actual results could differ materially from those contained or implied by such statements for a variety of factors, including without limitation: the proposed transactions may not be completed on the proposed terms and schedule or at all; changes in economic or market conditions; continued or worsening recession in the overall economy or disruptions in credit and other markets; movements in interest rates and lending spreads; continued or worsening credit losses, charge-offs, reserves and delinquencies; our ability to successfully and cost effectively operate our business; competitive and other market pressures on product pricing and services; success and timing of our business strategies; the nature, extent and timing of governmental actions and reforms; changes in tax laws or regulations affecting our business; and other factors described in the Company’s 2008 Annual Report on Form 10-K and documents subsequently filed by the Company with the Securities and Exchange Commission. All forward-looking statements included in this report are based on information available at the time of this report. We are under no obligation to (and expressly disclaim any such obligation to) update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.
(Registrant)

Dated: December 29, 2009.	By:	/s/ C. Taylor Pickett
C. Taylor Pickett
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
No.	Exhibit
10.1	Option Agreement between CapitalSource Inc., CSE SLB LLC and Omega Healthcare Investors, Inc.

10.2
Registration Rights Agreement between Omega Healthcare Investors, Inc., CapitalSource Inc., CHR HUD Borrower LLC, CSE Mortgage LLC, CSE SLB LLC and CSE SNF Holding LLC, and CapitalSource Healthcare REIT.